                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                             --------------------

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported) March 21, 1996

                             --------------------

                              KMART CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   MICHIGAN
                (State or Other Jurisdiction of Incorporation)

         1-327                                       38-0729500
(Commission File Number)                 (I.R.S. Employer Identification No.)

               3100 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084
              (Address of Principal Executive Offices)(Zip Code)

                                (810) 643-1000
             (Registrant's Telephone Number, Including Area Code)

                                     N/A
        (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

On March 7, 1996, Kmart Corporation issued a press release announcing 1995 year-end and fourth quarter results attached hereto as Exhibit 99. Certain amounts in this exhibit in the Consolidated Condensed Statements of Cash Flows have been reclassified to reflect the final audited balances of the statements.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KMART CORPORATION
                                        (Registrant)


                                        By:   /s/  Martin E. Welch III
                                            --------------------------------
                                            Martin E. Welch III
                                            Senior Vice President and
                                            Chief Financial Officer

Date: March 21, 1996

EXHIBIT INDEX



Exhibit No.           Description
-----------           -----------

    99                Press Release dated March 7, 1996
